Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

I, Brian F. Lavin, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge and belief, the quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2003, by NTS-Properties VII, Ltd. (the “Periodic Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of NTS-Properties VII, Ltd.

A signed original of this written statement required by Section 906 has been provided to NTS-Properties VII, Ltd. and will be retained by NTS-Properties VII, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Brian F. Lavin

President of NTS Capital Corporation,
General Partner of NTS-Properties Associates VII,
General Partner of NTS-Properties VII, Ltd.